TERM NOTE

$3,000,000
                                                             September  12, 1996
                                                          Minneapolis, Minnesota

         FOR VALUE RECEIVED, AUDIO KING CORPORATION, a Minnesota corporation, formerly known as Image Retailing Group, Inc., AUDIO KING, INC., a Minnesota corporation, SPECIALTY HOME ELECTRONICS REPAIR, INC., a Minnesota corporation, FAST TRAK, INC., an Iowa corporation and AUDIO KING IOWA, INC., an Iowa corporation hereby promise to pay to the order of FIRST BANK NATIONAL ASSOCIATION (the "Bank") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to), the principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

         The principal hereof is payable in installments of the following amounts on the following dates: (a) $125,000 on each March 31 and June 30 of each year until maturity (b) $250,000 on December 31 of each year until maturity and (c) a final installment of all outstanding principal hereunder on September 12, 2001.

         This note is the Term Note referred to in the Second Amended and Restated Credit Agreement dated as of September 12, 1996 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Bank. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.


                                     AUDIO KING CORPORATION

                                     By /s/ H. G. Thorne

                                     Its President


                                     AUDIO KING, INC.

                                     By /s/ H. G. Thorne

                                     Its President


                                     SPECIALTY HOME ELECTRONICS
                                     REPAIR, INC.

                                     By /s/ H. G. Thorne

                                     Its President


                                     FAST TRAK, INC.

                                     By /s/ H. G. Thorne

                                     Its President


                                     AUDIO KING IOWA, INC.

                                     By /s/ H. G. Thorne

                                     Its President